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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-10)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RMR Real Estate Fund RMR Hospitality and Real Estate Fund RMR F.I.R.E. Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD MAY 11, 2005
400 Centre Street Newton MA 02458

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

        Notice is hereby given that the annual meetings of shareholders of each of RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund ("RHR"), and RMR F.I.R.E. Fund ("RFR"), each a Massachusetts business trust (individually, a "fund" and collectively, the "funds"), will be held at 400 Centre Street, Newton, MA, 02458 on Wednesday, May 11, 2005, at 10:00 a.m. and any adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings"), for the following purposes:

1.
To elect one trustee to each fund's board of trustees (each a "board" and each trustee a "trustee") ("proposal 1").

2.
To approve a new advisory agreement between each fund and RMR Advisors, Inc., resulting from a change in the ownership of RMR Advisors, Inc. ("proposal 2").

3.
To transact such other business as may properly come before the annual meetings.

        Shareholders of record at the close of business on March 14, 2005, are entitled to notice of and to vote at the annual meetings.

        ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETINGS. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF YOUR FUND. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

        IF YOU PREFER TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

        IF YOU HAVE ANY QUESTIONS REGARDING THE ENCLOSED PROXY MATERIAL OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT THE PROXY SOLICITOR, THE ALTMAN GROUP , AT (800)-357-9167 OR THE FUNDS' INVESTOR RELATIONS GROUP AT (866)-790-8165.

                      By order of the Boards of Trustees,

                      JENNIFER B. CLARK, Secretary of
                      each of RMR Real Estate Fund, RMR Hospitality
                      and Real Estate Fund and RMR F.I.R.E. Fund

Newton, Massachusetts
March 21, 2005

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)

JOINT PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, May 11, 2005

400 Centre Street, Newton, MA 02458

March 21, 2005

        This joint proxy statement is furnished in connection with the solicitation by the boards (each a "board" and collectively, the "boards"), and the trustees (each trustee a "trustee" and collectively, the "trustees") of each of RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), and RMR F.I.R.E. Fund (RFR), each a Massachusetts business trust (each a "fund" and collectively, the "funds"), of proxies to be voted at the annual meeting of shareholders to be held at 400 Centre Street, Newton, MA, 02458 on Wednesday, May 11, 2005, at 10:00 a.m., (for each fund, an "annual meeting" and collectively, the "annual meetings") and at any and all adjournments thereof.

        This joint proxy statement and the attached proxies are being first sent to shareholders on or about March 23, 2005. Each fund's December 31, 2004, annual report to shareholders, including audited financial statements, can be obtained without charge by calling the fund at 866-790-8165 or on the funds' website at www.rmrfunds.com1.

        The record date for each annual meeting is March 14, 2005. Only shareholders of record as of the close of business on March 14, 2005, are entitled to notice of, and to vote, at the annual meetings and any postponement or adjournment thereof. As of the record date, each fund had the following outstanding shares:

Fund	AMEX Symbol†	Number of Common Shares	Series and Number of Preferred Shares
RMR Real Estate Fund	RMR	6,824,000	Series T 2,000
RMR Hospitality and Real Estate Fund	RHR	2,485,000	Series Th 680
RMR F.I.R.E. Fund	RFR	1,484,000	Series W 800

†
The common shares of each Fund are listed on the American Stock Exchange, or AMEX.

        A quorum of shareholders is required to take action at each annual meeting. Thirty three and one third percent of the shares entitled to vote at each annual meeting, represented in person or by proxy, will constitute a quorum of shareholders at each fund's annual meeting. Votes cast by proxy or in person at each annual meeting will be tabulated by the inspector of election appointed for that annual meeting. The inspector of election will determine whether or not a quorum is present at each annual meeting.

        Common shares and preferred shares represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for each annual meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

(1)
The internet address for the funds is included several times in this joint proxy statement as a textual reference only and the information on the website is not incorporated by reference into this joint proxy statement.

        Failure of a quorum to be present at any annual meeting will necessitate adjournment of that meeting and will subject that fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any annual meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. An adjournment of an annual meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

        The holders of the outstanding common shares are entitled to one vote per common share. Holders of the outstanding preferred shares are entitled to one vote per preferred share and generally vote together with holders of common shares of each fund as a single class except in certain circumstances described below.

        Approval of proposal 1 for each fund requires the affirmative vote of a plurality of that fund's common shares and preferred shares, voting together as a class, that vote at the annual meeting.

        Approval of proposal 2 for each fund requires the affirmative vote by the lesser of (1) 67% or more of the common shares and preferred shares of that fund, voting together as a class, present (in person or by proxy), if the owners entitled to cast at least 50% of the votes are present (in person or by proxy), or (2) more than 50% of the common shares and preferred shares of that fund, voting together as a class, entitled to vote at the meeting.

        On the matters coming before each annual meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. With regard to proposal 1, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares not voted or may vote your shares. If a proxy is executed by you or your broker and returned and no choice is specified with respect to proposal 1, the shares will be voted FOR the election of the nominee for trustee as listed in this joint proxy statement. With respect to proposal 2, if you do not give a proxy to vote your shares, your brokerage firm may not vote your shares. If a proxy is executed by you and returned and no choice is specified with respect to proposal 2, the shares will be voted FOR the approval of the new investment advisory agreement as described in this joint proxy statement. Broker non-votes and abstentions (shares represented by valid proxies marked "withhold" as to a proposal) will not be counted as either in favor of or against proposal 1 for purposes of determining approval of that proposal. Broker non-votes and abstentions will not be counted as voting in favor of proposal 2, and accordingly, will have the effect of being counted as a vote against proposal 2. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the concerned fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person.

        The proposals for shareholder vote and the recommendations of the boards of trustees with regard to each proposal are set forth below.

Proposal 1: election of one trustee in class I of each fund's board of trustees.

ELECTION OF TRUSTEES

        Each fund's board is divided into three classes. There is one trustee in class I (Mr. Harrington) whose current term expires in 2005 and who is being proposed for re-election. There are two trustees in class II whose current terms expire in 2006. There are two trustees in class III whose current terms expire in 2007. Trustees in each class are elected for three year terms or until their successors have been duly elected and qualified. Pursuant to each fund's organizational documents, under normal circumstances, holders of preferred shares, voting separately as a class, elect two trustees (Messrs. Martin and Koumantzelis presently represent the holders of each fund's preferred shares), and the remaining trustees are elected by holders of the common shares and preferred shares, voting together as a single class.

        A majority of the trustees of each fund's board are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). An "interested trustee" is one who is affiliated with or who has a material business relationship with any fund, RMR Advisors, Inc. ("RMR Advisors"), the funds' investment advisor, or any other person or entity that holds in excess of 5% of the common shares of a fund or who performs services for a fund other than as a trustee. Messrs. Harrington, Bailey, and Koumantzelis are not "interested persons" of any of the funds and are sometimes referred to herein as "disinterested trustees".

        A majority of the trustees of each fund's board are independent trustees pursuant to the corporate governance standards for companies listed on the American Stock Exchange, or AMEX. In determining independence pursuant to AMEX standards, each year each fund's board affirmatively determines whether trustees have a direct or indirect material relationship with that fund or its affiliates. When assessing a trustee's relationship with a fund or its affiliates, each board considers all relevant facts and circumstances, not merely from the trustee's standpoint, but from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. Messrs. Harrington, Bailey and Koumantzelis currently qualify as independent under AMEX rules.

        In making their recommendation below, the nominating committees and boards of each fund considered Mr. Harrington's qualifications for service on the board of each fund. The nominating committees considered the quality of Mr. Harrington's past services to the funds, his business and personal experience and reputation for integrity, intelligence, sound judgment, ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee; and other matters that the nominating committees and boards deemed appropriate. Mr. Harrington has been designated as a class I trustee and is the boards' nominee for election by all shareholders at the 2005 annual meetings, to serve until the 2008 annual meetings.

        It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby FOR the election of Mr. Harrington, unless the proxy is marked otherwise. Mr. Harrington has agreed to serve as a trustee of each fund if elected. However, if Mr. Harrington becomes unable or unwilling to accept nomination for election to the board of any funds, the proxies will be voted for a substitute nominee designated by that fund's present board. The boards have no reason to believe that Mr. Harrington will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MR. HARRINGTON.

Proposal 2: approval of a new investment advisory agreement resulting from a change in the ownership of RMR Advisors, Inc.

INTRODUCTION

        RMR Advisors serves as the investment advisor of each fund pursuant to an agreement between each fund and RMR Advisors. The agreement between RMR Advisors and (1) RMR Real Estate Fund is dated December 5, 2003, (2) RMR Hospitality and Real Estate Fund is dated April 2, 2004, and (3) RMR F.I.R.E. Fund is dated September 22, 2004 (each, an "advisory agreement" and collectively, the "advisory agreements").

        RMR Advisors is owned 50% by Barry M. Portnoy and 50% by Gerard M. Martin. Effective as soon as practical after the annual meetings, Mr. Portnoy will own 100% of RMR Advisors. This change of ownership will take place pursuant to a purchase agreement between Messrs. Portnoy and Martin dated as of March 7, 2005 ("Purchase Agreement"). Pursuant to the Purchase Agreement, Mr. Portnoy will purchase from Mr. Martin all of Mr. Martin's interest in RMR Advisors as of the date of the change in ownership of RMR Advisors for an amount equal to Mr. Martin's cost.

        This change in ownership is deemed to be a change in control of RMR Advisors resulting in an assignment of the advisory agreements within the meaning of the 1940 Act. Under the 1940 Act, an assignment of the advisory agreements will result in the termination of the advisory agreements. In anticipation of this termination, a joint meeting of each fund's board was held on February 14, 2005, for the purpose of considering a new advisory agreement (each, a "new agreement" and collectively, the "new agreements") for each fund.

CONSIDERATION BY THE BOARDS OF TRUSTEES

        Each board considered the benefits to shareholders of retaining RMR Advisors. The boards' considerations included, among others: the nature, scope and quality of services that RMR Advisors has provided under each fund's advisory agreement and would provide under the new agreements; that the advisory and other fees paid and the contractual fee waivers would not change as a result entering the new agreements; the quality and depth of personnel of RMR Advisors' organization before and after the change in ownership; the capacity and future commitment of RMR Advisors to perform its duties under the new agreements; the financial condition and profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment advisor; the performance of each fund as compared to similar funds; the level of fees paid to RMR Advisors as compared to similar funds; and the potential for economies of scale. The boards also considered RMR Advisors' representation that it would provide advisory and other services to each fund of a scope and quality at least equivalent to the scope and quality provided to each fund under the current advisory agreements and that, other than the change of ownership, no structural, managerial or operational changes are expected to affect any of the funds. Each board also considered that the terms of the new agreements would be substantially the same as the terms of the current agreements (except for dates of execution and effectiveness). The form of the new agreements is set forth as Appendix A to this joint proxy statement.

        Each board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services provided by RMR Advisors, each board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports. Each board also took into account RMR Advisors' compliance policies and procedures.

        Each board compared the advisory fees and total expense ratio of its respective fund with various comparative fund data. Each board considered the fund's recent performance results and noted that the board reviews on a quarterly basis information about the fund's performance results, portfolio composition and investment strategies. Each board further noted that RMR Advisors has waived a portion of its management fee in order to reduce the fund's operating expenses. Each board also took into consideration the financial condition and profitability of RMR Advisors and any indirect benefits derived by RMR Advisors from RMR Advisors' relationship with the funds.

        In considering the approval of the new agreements, each board, including the disinterested trustees, did not identify any single factor as controlling. Based on each board's evaluation of all factors that it deemed to be relevant, each board, including the disinterested trustees of each board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the new agreement for that fund; RMR Advisors maintains an appropriate compliance program; performance of the fund is reasonable in relation to the performance of funds with similar investment objectives; and the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services to be rendered by RMR Advisors. Each board noted in particular that the change in ownership of RMR Advisors did not present any material change in the type and quality of service it would provide to each fund. After reviewing all of these factors, each board, including the disinterested trustees, unanimously approved the new agreement with respect to the fund, subject to the occurrence of RMR Advisors' change in ownership, and directed that it be presented to the shareholders of the fund for approval to be effective on the date that Mr. Portnoy first owns 100% of RMR Advisors.

        If shareholders of a fund fail to approve the proposed new agreement, the board of that fund will consider appropriate alternatives for the fund and its shareholders.

EACH BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL 2.

TRUSTEES OF THE FUNDS

        During 2004, the board of RMR, RHR and RFR held four, five and three meetings, respectively. No trustee attended less than 75% of the meetings of any fund's board or board committee on which he served.

        The address for each trustee is 400 Centre Street, Newton, Massachusetts 02458. Biographical and other information as of March 18, 2005, relating to the trustee nominee for the 2005 annual meetings is set forth below. Mr. Harrington is not an "interested person", as defined in the 1940 Act, of any fund. Mr. Harrington is a member of each fund's audit, nominating and compensation committees.

Name (age)	Position(s) held with each fund, current term and length of time served (approx. number of years served)	Principal occupation(s) during past 5 years and other public company directorships held by trustee	Number of portfolios in fund complex overseen by trustee
John L. Harrington (68)	Class I trustee to serve until 2005. RMR (2); RHR (1); RFR (1).	Executive Director and trustee of the Yawkey Foundation (a charitable trust) and a trustee of the JRY Trust (a charitable trust)—1982 to present; Chairman of the Board of the Yawkey Foundation—March 2002 to June 2003; Chief Executive Officer of the Boston Red Sox Baseball Club—1982 to 2002; trustee of Hospitality Properties Trust—1995 to present; director of Five Star Quality Care, Inc.—2001 to January 2004; trustee of Senior Housing Properties Trust—1999 to present.	3

        Biographical and other information as of March 18, 2005, relating to the trustees who are not standing for reelection at the 2005 annual meetings is set forth below. Messrs. Portnoy and Martin are "interested persons", as defined in the 1940 Act, of each fund; Messrs. Bailey and Koumantzelis are not "interested persons" of any fund. Messrs. Bailey and Koumantzelis are members of each fund's audit, nominating and compensation committees.

Name, (Age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past 5 years and other public company directorships held by trustee	Number of portfolios in fund complex overseen by trustee
Disinterested Trustees
Frank J. Bailey (49)	Class II trustee to serve until 2006. RMR (2); RHR (1); RFR (1).	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust—2003 to present; trustee of Senior Housing Properties Trust—2002 to present.	3
Arthur G. Koumantzelis (74)	Class III trustee to serve until 2007. RMR (2); RHR (1); RFR (1).	President and Chief Executive Officer of Gainesborough Investments LLC—June 1998 to present; trustee of Hospitality Properties Trust—1995 to present; director of Five Star Quality Care, Inc.—2001 to present; trustee of Senior Housing Properties Trust—1999 to 2003.	3
Interested Trustees
Barry M. Portnoy (59)	Class III trustee to serve until 2007. RMR (3); RHR (1); RFR (1).	Chairman of Reit Management & Research LLC—1986 to present; director and vice president of RMR Advisors—2002 to present; portfolio manager of RMR, RHR and RFR—inception to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present.	3
Gerard M. Martin (70)	Class II trustee to serve until 2006. RMR (3); RHR (1); RFR (1).	Director of Reit Management & Research LLC—1986 to present; director and vice president of RMR Advisors—2002 to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present.	3

COMPENSATION OF TRUSTEES

        Trustees who are "interested persons" as defined by the 1940 Act receive no compensation for services as a trustee from any fund. The following table sets forth information concerning the compensation of the disinterested trustees for the fiscal year ended December 31, 2004.

	Compensation from RMR	Compensation from RHR	Compensation from RFR	Total compensation from the fund complex
Frank J. Bailey	$17,000	$4,000	$3,250	$24,250
John L. Harrington	$16,000	$3,750	$3,250	$23,000
Arthur G. Koumantzelis	$16,000	$3,750	$3,250	$23,000

        The differences in compensation paid to the disinterested trustees from each of RMR, RHR and RFR are a reflection of the facts that RMR was in operations throughout 2004 while RHR and RFR began operations at different times during 2004 and that the compensation rates applicable to each fund as described in its initial public offering prospectus were different. Starting in 2005 and continuing until it may be changed by vote of the respective fund's boards, the compensation payable to each disinterested trustee by each fund in the fund complex will be as follows:

Timing and Description	Amount
At the time a trustee commences service following the closing of a fund's initial public offering (except for trustees first elected at an annual meeting of shareholders), an initial retainer	$3,500
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer	$3,500
For each meeting of the board of trustees or a board committee which is attended, an attendance fee‡	$350

‡
Only one attendance fee is payable if more than one meeting for a fund is held on the same day.

        In addition to the compensation paid to disinterested trustees, each fund reimburses trustees for expenses incurred in connection with their duties as trustees.

BOARD COMMITTEES

        Each fund has an audit committee, a compensation committee and a nominating committee. Each board has adopted charters for each of these committees. Each of these board committees is comprised of Messrs. Harrington, Bailey and Koumantzelis, the disinterested trustees, who are independent under applicable AMEX listing standards and each board committee's respective charter.

        The primary function of each audit committee is to assist its board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each audit committee is directly responsible for the selection of independent accountants. Each board determined that based upon Mr. Koumantzelis' education and experience, Mr. Koumantzelis possessed the requisite qualifications for designation and is "independent" as defined by the rules of the Securities and Exchange Commission ("SEC") and the AMEX and so designated him as each audit committee's financial expert. A copy of the audit committees' charter is available on the funds' website at www.rmrfunds.com and attached to this joint proxy statement as Appendix B. During 2004, the audit committee of RMR, RHR and RFR held five, three and one meetings, respectively.

        The primary function of each compensation committee is to determine and review the fees paid to fund trustees. Each compensation committee will hold its first meeting in 2005. The primary function of each nominating committee is to recommend candidates for election to each fund's board. Each nominating committee held its first meeting in January 2005. The compensation committee and nominating committee charters are included on the website at www.rmrfunds.com.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder or other interested party who desires to communicate with the trustees, individually or as a group, may do so by visiting the funds' website (www.rmrfunds.com), by calling the toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. The director of internal audit will deliver communications to the appropriate persons.

SELECTION OF CANDIDATES FOR TRUSTEES;
SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS

        The boards have established guidelines which set forth the qualifications for service on the board of each fund. These guidelines may be changed from time to time by a board upon the recommendation of its nominating committee. Each board makes nominations of persons to be elected by shareholders as trustees. Each board also elects trustees to fill board vacancies which may occur from time to time. In both these circumstances, a board will act upon recommendations made by its nominating committee.

        It is the policy of each nominating committee to consider candidates for election as trustees who are recommended by shareholders pursuant to the procedures set forth in each fund's declaration of trust and bylaws and described below.

        If a shareholder who is entitled to do so under a fund's declaration of trust desires to recommend an individual for membership on a board, then that shareholder must provide a written notice to the fund's Secretary at 400 Centre Street, Newton, MA 02458. In order for a recommendation to be considered by the nominating committee, this notice must be received not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the date of mailing of the notice for such annual meeting or (2) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the fund. This notice must contain, at a minimum, the following:

(A)
as to each person whom the shareholder proposes to recommend for election or reelection as a trustee for any fund:

(1)
such person's name, age, business address and residence address,

(2)
the class, series and number of the fund's shares of beneficial interest that are beneficially owned or owned of record by such person,

(3)
the date such shares were acquired and the investment intent of such acquisition,

  (4)
  the record of all purchases and sales of the fund's securities by such person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, and

  (5)
  all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to the SEC's proxy rules, including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected;

(B)
as to any other business that the shareholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such shareholder and any shareholder associated person (as defined below), including any anticipated benefit therefrom;

(C)
as to the shareholder giving the notice and any shareholder associated person, the class, series and number of the shares which are owned of record by such shareholder and by such shareholder associated person, if any, and the class, series and number of, and the nominee holder for, shares owned beneficially but not of record by such shareholder and by any such shareholder associated person;

(D)
as to the shareholder giving the notice and any shareholder associated person, the name and address of such shareholder, as they appear on the fund's share ownership records and current name and address, if different, of such shareholder associated person;

(E)
as to the shareholder giving the notice and any shareholder associated person, the record of all purchases and sales of the fund's securities by such shareholder or shareholder associated person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and

(F)
to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a trustee on the date of such notice.

        A "shareholder associated person" of any shareholder is (1) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (2) any beneficial owner of the fund's shares of beneficial interest owned of record, or beneficially, by such shareholder and (3) any person controlling, controlled by or under common control with such shareholder or shareholder associated person.

        A nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as trustees, each nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the fund's long term best interests. Among the characteristics which a committee considers are the following: the quality of the candidate's past services to the fund, if any; the business and personal experience of the candidate and their relevance to the fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment, the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a fund trustee, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by the nominating committees.

        To be eligible for consideration at a fund's 2006 annual meeting, proper shareholder nominations of a candidate (or candidates) for trustee (or trustees) must be received at that fund's principal executive offices no earlier than the close of business on November 23, 2005, and no later than the close of business on December 23, 2005. Shareholder nominations which are recommended by a nominating committee and supported by its respective board will appear in the 2006 proxy statement. Shareholder nominations which are properly made in accordance with the relevant fund's declaration of trust and bylaws but are not recommended by that fund's nominating committee or are not supported by that fund's board will not appear in the 2006 proxy statement, but they may be considered at the annual meeting.

        In 2004, no fund paid any third party to identify or to assist in the evaluation of any candidate for election to the boards.

        Under each fund's declaration of trust and the rules and regulations of the SEC, to be eligible for inclusion in the proxy statement for that fund's 2006 annual meeting, shareholder proposals other than nominations must be received at that fund's principal executive offices no later than December 23, 2005, and must otherwise satisfy the conditions for inclusion established by each funds' declaration of trust and bylaws and the SEC. Proposals by shareholders other than nominations intended for presentation at a fund's 2006 annual meeting but not intended to be included in the proxy statement for that meeting, must be received at that fund's principal executive office no earlier than November 23, 2005, and no later than December 23, 2005, and must meet all other requirements of the relevant fund's declaration of trust and bylaws and of the SEC.

        Copies of each fund's declaration of trust and bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the fund's Secretary, RMR Funds, 400 Centre Street, Newton, MA 02458.

OFFICERS OF THE FUNDS

        Biographical and other information relating to the executive officers of each fund is set forth below. Officers of the funds are elected and appointed by the boards and hold office until they resign, are removed or are otherwise disqualified to serve.

Name (age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past 5 years
Thomas M. O'Brien (38)	President: RMR (3); RHR (1); RFR (1).	President and director of RMR Advisors—2002 to present; portfolio manager of RMR, RHR and RFR—inception to present; Vice President of Reit Management & Research LLC—1996 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust—1996 to 2002; Executive Vice President, Hospitality Properties Trust—2002 to 2003.
Mark L. Kleifges (44)	Treasurer: RMR (1); RHR (1); RFR (1).
Vice President of Reit Management & Research LLC—2002 to present; Vice President of RMR Advisors—2003 to September 2004; Treasurer of RMR Advisors—September 2004 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Partner, Arthur Andersen LLP—1993 to 2002.

Jennifer B. Clark (43)	Secretary: RMR (3); RHR (1); RFR (1).	Vice President of Reit Management & Research LLC—1999 to present; Secretary of RMR Advisors—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to present.
James J. McKelvey (46)	Vice President: RMR (1); RHR (1); RFR (1).
Vice President of RMR Advisors—April 2004 to present; portfolio manager of RMR and RHR—June 2004 to present; portfolio manager of RFR—inception to present; portfolio manager and senior research officer for John Hancock Funds—1997 to April 2004.
John C. Popeo (44)	Vice President: RMR (2); RHR (1); RFR (1).
Treasurer of Reit Management & Research LLC—1997 to present; Treasurer of RMR Real Estate Fund—2002 to 2003; Treasurer of RMR Advisors—2002 to September 2004; Vice President of RMR Advisors—September 2004 to present; Treasurer and Chief Financial Officer of HRPT Properties Trust—1997 to present.
Adam D. Portnoy (34)	Vice President: RMR (1); RHR (1); RFR (1).
Vice President of Reit Management & Research LLC—2003 to present; Vice President of RMR Advisors—2003 to present; Executive Vice President of HRPT Properties Trust—2003 to present; Senior Investment Officer, International Finance Corporation—2001 to 2003; Vice President, ABN AMRO Investment Banking—2001; President and CEO, Surfree.com, Inc.—1997 to 2000.
William J. Sheehan (60)	Chief Compliance Officer and Director of Internal Audit: RMR (1); RHR (1); RFR (1).
Chief Compliance Officer of RMR Advisors—September 2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; trustee of Hospitality Properties Trust—1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC—1999 to 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To each fund's knowledge, no person beneficially owned more than 5% of its respective outstanding common or preferred shares as of March 14, 2005, except as set forth below. To each fund's knowledge, none of the funds' officers or trustees owned any preferred shares of any fund or 1% or more of the outstanding common shares of any fund except as set forth below, and the officers and trustees own, as a group, in the aggregate 210,956, 495,328 and 206,939 common shares of RMR, RHR and RFR, respectively, representing 3.1%, 19.9% and 13.9%, respectively, of that fund's outstanding common shares as of March 14, 2005. Unless otherwise indicated below, each owner named below has sole voting and investment power for all common shares shown to be beneficially owned by that person.

Title of Share Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RMR
Common shares	Barry M. Portnoy(1)	94,160	(2)	1.4%
Common shares	Gerard M. Martin(1)	94,160	(2)	1.4%
RHR
Common shares	Barry M. Portnoy(1)	245,000	(2)	9.9%
Common shares	Gerard M. Martin(1)	245,000	(2)	9.9%
RFR
Common shares	Barry M. Portnoy(1)	104,695	(2)	7.1%
Common shares	Gerard M. Martin(1)	104,695	(2)	7.1%

(1)
The address of each of Messrs. Portnoy and Martin is 400 Centre Street, Newton, MA 02458

(2)
70,226, 240,000 and 100,668 common shares of RMR, RHR and RFR, respectively are held indirectly by virtue of such person's 100% ownership of a corporation, and 7,682, 5,000 and 4,027 common shares of RMR, RHR and RFR, respectively are held indirectly by virtue of such person's 50% ownership of RMR Advisors. Messrs. Portnoy and Martin each disclaim beneficial ownership of such shares held by RMR Advisors except to the extent that he may have a pecuniary interest therein. Subsequent to the change in control of RMR Advisors, Mr. Martin will no longer indirectly hold the shares owned by RMR Advisors.

        The following table sets forth, for each trustee and officer, the aggregate dollar range of each fund's equity securities beneficially owned as of March 14, 2005. The information as to beneficial ownership is based on statements furnished to the funds by each trustee and officer.

Name	Dollar range of equity securities in RMR	Dollar range of equity securities in RHR	Dollar range of equity securities in RFR	Aggregate dollar range of equity securities in all of the funds overseen by the trustees in family of investment companies
Interested Trustees
Barry M. Portnoy	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gerald M. Martin	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Disinterested Trustees
John L. Harrington	Over $100,000	None	None	Over $100,000
Frank J. Bailey	$1—$10,000	None	None	$1—$10,000
Arthur G. Koumantzelis	$1—$10,000	$1—$10,000	$1—$10,000	$1—$10,000
Officers
Thomas M. O'Brien	Over $100,000	Over $100,000	$10,001—$50,000	Over $100,000
Mark L. Kleifges	$50,001 to $100,000	$10,001—$50,000	$1—$10,000	Over $100,000
James J. McKelvey	None	None	None	None
Adam D. Portnoy	None	None	None	None
John C. Popeo	$1—$10,000	$1—$10,000	None	$1—$10,000
Jennifer B. Clark	$1—$10,000	$10,001—$50,000	$1—$10,000	$10,001—$50,000
William J. Sheehan	None	None	None	None

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that fund trustees, executive officers and persons who own more than 10% of a registered class of a fund's equity securities, as well as RMR Advisors and its officers and directors, to file reports of ownership and changes in ownership of securities with the SEC and the AMEX. Fund executive officers, trustees and greater than 10% shareholders as well as RMR Advisors and its officers and directors, are required to furnish the applicable fund with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of these reports furnished or written representations that no such reports were required, each fund believes that, during 2004, all filing requirements applicable to its executive officers, trustees and greater than 10% shareholders, as well as RMR Advisors and its officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUNDS' ADVISOR AND ADMINISTRATOR

        RMR Advisors, located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment advisor and manager for each fund. RMR Advisors is also the administrator of each fund and State Street Bank & Trust Company, One Federal Street, Boston, Massachusetts 02206, is each fund's sub-administrator. RMR Advisors was founded in 2002 and is owned by Messrs. Portnoy and Martin until such time as Mr. Martin's ownership is transferred to Mr. Portnoy, as discussed elsewhere in this joint proxy statement.

        The fund advisory agreements were approved by the shareholders of RMR, RHR and RFR on December 11, 2003, April 2, 2004 and September 22, 2004, respectively. Each advisory agreement calls for fees to RMR Advisors equal to an annual rate of 0.85% of each fund's managed assets. As of December 31, 2004, the managed assets of RMR, RHR and RFR were $163 million, $74 million and $56 million, respectively. A fund's managed assets are equal to the net asset value of that fund's common shares plus the liquidation preference of that fund's preferred shares and the principal amount of that fund's borrowings outstanding, if any. For the first five years of each fund's operation, RMR Advisors has contractually agreed to waive fees equal to an annual rate of 0.25% of each fund's managed assets. During 2004, advisory fees, net of contractual waivers, were $846,438, $267,304, and $26,295 for RMR, RHR and RFR, respectively. Neither RMR Advisors nor any of its affiliated companies receive compensation from any fund other than pursuant to the advisory fees described herein and each fund's administration agreement. To date, amounts paid or payable to RMR Advisors under the administration agreements have been limited to reimbursement of the fees charged to RMR Advisors for each fund by State Street Bank & Trust that totaled $160,959, $101,942, and $14,923 for RMR, RHR and RFR, respectively, in 2004. Each fund's board of trustees, and separately each fund's disinterested trustees, authorized reimbursement payments to RMR Advisors by RMR, RHR and RFR for services of a chief compliance officer and internal audit services that totaled $45,523, $33,689 and $6,074, respectively, for 2004.

        The terms of the funds' existing and proposed new advisory agreements are substantially identical. Under the existing advisory agreements and new agreements, RMR Advisors provides each fund with an investment program, makes investment decisions for each fund and manages each fund's business affairs in accordance with that fund's investment objectives and policies, subject to the general supervision of that fund's board. RMR Advisors also provides persons satisfactory to each board to serve as the fund's officers. The existing advisory agreements continue for an initial two year term, and the new agreements will continue until the end of the initial term of the existing advisory agreements. After the initial terms, the agreements continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a fund's advisory agreement may be terminated by a majority of that fund's trustees or by proper vote of that fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination.

        RMR Advisors is affiliated with Reit Management & Research LLC, a company principally engaged in management services to owners of real estate properties. Together, companies managed by RMR Advisors and Reit Management own over $10 billion of assets at December 31, 2004.

DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of March 18, 2005, relating to the directors and executive officers of RMR Advisors are set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and executive officers of RMR Advisors. Additional biographical information about RMR Advisors' directors and executive officers can be found elsewhere in this joint proxy statement.

Name (age)	Title or status	Date status was acquired
Thomas M. O'Brien (38)	President & Director	July 2002
Barry M. Portnoy (59)	Vice President, Director & Owner	July 2002
Gerard M. Martin (70)	Vice President, Director & Owner	July 2002
Mark L. Kleifges (44)	Treasurer	September 2004
Jennifer B. Clark (43)	Vice President	July 2002
James J. McKelvey (46)	Vice President	July 2004
John C. Popeo (44)	Vice President	September 2004
Adam D. Portnoy (34)	Vice President	December 2003
William J. Sheehan (60)	Chief Compliance Officer, Director of Internal Audit	September 2004

AUDIT COMMITTEE REPORT

        In the course of its oversight of the fund's financial reporting process, the audit committee of each fund has: (1) reviewed and discussed with management each fund's 2004 audited financial statements for the period ended December 31, 2004; (2) discussed with Ernst & Young LLP, each fund's independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) discussed with the auditors their independence; and (5) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

        Based on the foregoing review and discussions, each audit committee recommends to its respective board that its respective fund's audited financial statements be included in the fund's 2004 annual report to shareholders and filed with the SEC.

                      AUDIT COMMITTEE
                       of each of RMR Real Estate Fund,
                      RMR Hospitality and Real Estate Fund and
                      RMR F.I.R.E. Fund
                      John L. Harrington, Chairman
                      Frank J. Bailey
                      Arthur J. Koumantzelis

AUDITORS

        Each board appointed Ernst & Young LLP as the respective fund's independent auditors for 2004. A representative of Ernst & Young LLP is expected to be present at the annual meetings, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the annual meetings.

        The fees for services provided by Ernst & Young LLP for each fund for the last two years (each fund's fiscal year is a calendar year) were as follows:

	2003			2004
	RMR	RHR§	RFR§	RMR	RHR	RFR
Audit fees	$11,500	$—	$—	$32,400	$37,900	$27,900
Audit related fees	15,500	—	—	21,000	42,000	41,500
Tax fees	—	—	—	3,000	—	—

Subtotal	27,000	—	—	56,400	79,900	69,400
All other fees	—	—	—	—	—	—

Ernst & Young LLP total fees	$27,000	$—	$—	$56,400	$79,900	$69,400

§
RHR and RFR had no operations in 2003.

        Each fund's audit committee has established policies and procedures which are intended to control the services provided and charges by the auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the auditors unless the engagement is specifically pre-approved by the audit committee of the affected fund or the services are included within a category which has been generally approved by the audit committee of the affected fund. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the concerned audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The director of internal audit is responsible to report to the audit committees regarding compliance with these policies.

        The audit committees will not approve engagements of the auditors to perform non-audit services if doing so will cause the auditors to cease to be independent within the meaning of applicable SEC or AMEX rules. In other circumstances, the audit committees consider, among other things, whether the auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers.

        All services for which a fund engaged the auditors were approved by the concerned audit committees. The total fees for services provided by Ernst & Young LLP in 2003 and 2004 are set forth above. The only non-audit services provided by Ernst & Young LLP in 2003 and 2004 were for tax services. These tax services involved reviewing the funds' tax reporting and tax compliance procedures. The audit committees approved the engagement of Ernst & Young LLP to provide these non-audit services because they determined that Ernst & Young LLP's providing these services would not compromise its independence and that its familiarity with the funds' record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than the funds could obtain these services from other providers.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions only one copy of this joint proxy statement or a fund's annual report may be sent to multiple shareholders of the same fund in each household. RMR Advisors will promptly deliver a separate copy of either document to you if you call or write to RMR Advisors at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact RMR Advisors at the above address or telephone number.

EXPENSES OF PROXY SOLICITATION

        Because one of the proposals in this joint proxy statement relates to routine business of each fund and one of the proposals relates to a matter arising from the change of ownership of RMR Advisors, the cost of solicitation, including amounts paid to The Altman Group, the proxy solicitor, will be paid 50% by the funds and 50% by RMR Advisors. Amounts paid by the funds will be allocated to each fund pro rata based upon the number of shareholder accounts.

OTHER MATTERS

        At this time, the boards know of no other matters which will be brought before the annual meetings. However, if other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

                      By order of the boards

                      JENNIFER B. CLARK, Secretary of each of
                      RMR Real Estate Fund,
                      RMR Hospitality and Real Estate Fund and
                      RMR F.I.R.E. Fund

Newton, Massachusetts
March 21, 2005

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT FOR
RMR REAL ESTATE FUND
RMR HOSPITALITY AND REAL ESTATE FUND
RMR F.I.R.E. FUND

        INVESTMENT ADVISORY AGREEMENT dated            , 2005, between                        (the "Fund"), a Massachusetts business trust, and RMR Advisors, Inc. (the "Advisor"), a Massachusetts corporation.

RECITALS

        WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company;

        WHEREAS, the Advisor is registered under the Investment Advisors Act of 1940, as amended (the "Advisors Act"), as an investment advisor and engages in the business of acting as an investment advisor;

        WHEREAS, the Fund and the Advisor were previously parties to an investment advisory agreement dated                        , 200      (the "Initial Agreement Date");

        WHEREAS, the Fund desires to employ the Advisor for, and the Advisor desires to provide, investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.    Investment Description, Appointment.    The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Second Amended and Restated Agreement and Declaration of Trust, as amended from time to time ("Charter"), its prospectus ("Prospectus") and statement of additional information ("Statement") filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement on Form N-2, as amended from time to time ("Registration Statement"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Prospectus, the Statement and the Charter have been or will be submitted to the Advisor. The Fund agrees to provide copies of all amendments to the Registration Statement and the Charter to the Advisor on an on-going basis. The Fund hereby appoints the Advisor to act as the investment manager to the Fund. The Advisor accepts the appointment and agrees to furnish the services for the compensation set forth below.

          2.    Services as Investment Advisor.    Subject to the supervision, direction and approval of the Board, the Advisor will (a) manage the Fund's holdings in accordance with the Fund's investment objectives and policies as stated in the Charter and the Registration Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) provide research services to the Fund. In providing those services, the Advisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In compliance with applicable law, the Advisor is hereby authorized to retain third parties and to delegate some or all of its duties and obligations under this paragraph 2 to such persons provided that such persons shall remain under the general supervision of the Advisor.

          3.    Standard of Care.    The Advisor shall give the Fund the benefit of its best judgment and effort in rendering services. The Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except those involving the Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement.

          4.    Services to Other Companies and Accounts.    The Fund understands that the Advisor and its affiliates now act, will continue to act and may in the future act as investment advisor or fiduciary to other managed accounts and as investment advisor or property manager to other investment companies or trusts. Nothing in this Agreement shall prevent the Advisor or any director, officer, employee or other affiliate of the Advisor from acting as investment advisor, property manager, fiduciary or administrator for any other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Advisor or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement and further provided that that whenever the Fund and one or more other clients advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each client. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          5.    Portfolio Transactions and Brokerage.    Subject to the supervision of the Board, the Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on behalf of the Fund as may, in the judgment of the Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to the Fund's investment performance on a continuing basis. The Fund understands that the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. Subject to such policies and procedures as the Board may determine, the Advisor may cause the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities under this Agreement. The Fund understands that research and investment information provided at no cost to the Advisor by brokers that are paid by the Fund will be available to benefit other accounts advised by the Advisor and its affiliates. In the allocation of the Fund's brokerage business the Advisor is authorized to consider (i) its use of statistical, research and other services furnished by brokers and (ii) payments made by brokers effecting transactions for the Fund to other persons on the Fund's behalf for services (such as custodial or professional fees).

          6.    Compensation of the Advisor.    In consideration of the advisory services pursuant to this Agreement, the Fund agrees to pay to the Advisor, on the first business day of each month a fee

  ("Advisory Fee") for the previous month, and the Advisor agrees to accept as full compensation for all services rendered by the Advisor, computed at the annual rate of .85% of the sum of the Fund's net asset value attributable to the Fund's outstanding common shares, plus the liquidation preference of the Fund's outstanding preferred shares plus the principal amount of any borrowings evidenced by notes, commercial paper or other similar instruments issued by the Fund ("Average Daily Managed Assets"). The value of the Fund's Average Daily Managed Assets shall be computed at the times and in the manner specified by the Registration Statement. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          7.    Fee Waiver.    Notwithstanding the provisions of the above Section 6, during the five year period following the closing of the Fund's first public offering of common shares, the Advisor agrees to waive a portion of its Advisory Fee equal to an annual rate of .25% of Average Daily Total Assets.

          8.    Duration and Termination.    This Agreement shall become effective on the date first set forth and above and continue until the second anniversary of the Initial Agreement Date. Thereafter, this Agreement will continue from year to year, or for such longer terms as may be approved by Board (including a majority of the Trustees who are not "interested persons" of the Advisor, as defined by the 1940 Act) and as may be permitted by the 1940 Act, but only so long as such continuation is specifically approved at least as often as required by the 1940 Act, as it may be amended from time to time.

  So long as the 1940 Act requires these provisions respectively: (i) this Agreement may be terminated by the Fund at any time without penalty upon giving the Advisor sixty days' notice and payment of any unpaid compensation to the Advisor described in Section 6, above, earned prior to such termination, provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote; (ii) this Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the 1940 Act).

          9.    Amendment.    No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

          10.    Non-Liability of Shareholders, Trustees, etc.    The Charter is on file with the Secretary of State of The Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund, by the Trustees or by an officer or officers of the Fund in their capacity as such and not individually, and neither the shareholders nor the Fund's Trustees nor any officers, employees or agents shall be liable thereunder and the Advisor shall look solely to the Fund's estate for the payment of any claim hereunder or for the performance of the Fund's duties created by this Agreement.

          11.    Expenses.    The Advisor will bear all the expenses in connection with the performance of its advisory services under this Agreement. The Fund will bear all other expenses incurred in the operations of the Fund including, but not limited to the fees payable under this Agreement, brokerage commissions, taxes, interest, distributions, legal, auditing, SEC, blue sky qualification or other governmental fees, rating agency fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, accounting costs, administration services costs (including those fees charged by any party under any administration or sub-administration agreements approved by the Board) expenses of issue, sale, redemption and repurchase of shares, dividend disbursing expenses, expenses of registering and qualifying shares for sale, the Fund's and its Board members' proportionate share of insurance premiums, fees of the Board members of the

  Fund who are not "affiliated persons" (as defined in the 1940 Act) of the Advisor or any affiliate of the Advisor, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports, notices and proxy statements to shareholders, the fees and other expenses incurred related to the Fund's membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information for regulatory purposes and for distribution to the Fund's shareholders and any extraordinary expenses.

          12.    Governing Law.    This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts for contracts to be performed entirely therein without reference to choice of law principles and in accordance with the applicable provisions of the 1940 Act.

          13.    Notices.    Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of notices and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          14.    License Agreement.    The Fund shall have the non-exclusive right to use the name "RMR                        Fund" to designate any current or future series of shares and may use the term "RMR", including marks and symbols containing such term or variations thereof as considered appropriate, only so long as RMR Advisors, Inc. serves as investment manager or advisor to the Fund.

        IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

By:	Thomas M. O'Brien, President
RMR ADVISORS, INC.
By:	Mark L. Kleifges, Treasurer

APPENDIX B

RMR FUNDS
(each, a "Fund")

CHARTER OF THE AUDIT COMMITTEE

I. PURPOSE

        The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its responsibilities for oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence, (4) the performance of the Fund's internal audit function and independent accountant, and (5) the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers. The Audit Committee is also responsible for preparing the report required to be included in the proxy statement for the Fund's annual meeting of shareholders under rules and regulations of the Securities and Exchange Commission ("SEC") and any other reports required to be prepared by it under the rules and regulations of the SEC or the American Stock Exchange ("AMEX").

        In discharging its oversight role, the Audit Committee is empowered to investigate any matter within the Audit Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the Fund. The Audit Committee shall have the authority to retain and determine funding for independent legal, accounting or other consultants or advisors to advise the Audit Committee for this purpose.

        The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent accountant and the resolution of disagreements between management and the independent accountant regarding financial reporting. The independent accountant is ultimately accountable to (and shall directly report to) the Audit Committee, as representatives of the shareholders.

        The Audit Committee has final authority and responsibility for the appointment, assignment of duties and the compensation of the internal audit manager. The audit committee shall direct that the internal audit manager and staff be authorized to have full, free and unrestricted access to all the functions, records, property and personnel of the Company in order to carry out the duties prescribed by the Audit Committee. The Audit Committee shall annually (a) review and, if appropriate, update this Charter, and (b) review and evaluate the performance of its duties.

        The activities enumerated in Section IV of this Charter are designed to promote the Audit Committee's fulfillment of this function, as well as to facilitate communications between the Board of Trustees, the Fund's management and the Fund's internal audit department and independent accountants on significant accounting judgments, estimates, principles, practices and policies. Notwithstanding the Audit Committee's role in oversight of the Fund's financial reporting process and financial statements, it is acknowledged that the Fund's management ultimately has responsibility for that process and those financial statements.

II. COMPOSITION

        The Audit Committee shall be comprised of three or more trustees as determined by the Board of Trustees, each of whom shall be an independent trustee within the meaning of the Fund's declaration of trust and shall not be an "interested person" pursuant to Section 2(a)(19) of the Investment Company Act of 1940.

        Accordingly, all of the members will be trustees:

  (a)
  Who have no material relationship with the Fund (as determined by the Board of Trustees in its business judgment), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Fund; and

  (b)
  Who are financially literate (as determined by the Board of Trustees in its business judgment) within a reasonable period of time after appointment to the Audit Committee.

        In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise (as determined by the Board of Trustees in its business judgment).

        The members of the Audit Committee shall be elected by the Board of Trustees or an authorized committee thereof, and vacancies on such audit committee shall be filled as provided in the By-laws. Unless a Chair is elected by the full Board of Trustees, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

        No member of the Audit Committee shall (a) directly or indirectly receive consulting, advisory or other compensatory fees other than Board of Trustees or Audit Committee fees or other Board committee fees; or (b) be an "affiliated person" (as defined by SEC rules and regulations) of the Fund or any subsidiary thereof, unless permitted by an exemption provided by such rules and regulations. The Fund shall make required disclosure of the exception in its annual proxy statement.

        The Board of Trustees shall determine annually whether any of the Audit Committee members are Audit Committee Financial Experts as defined in Item 3 of Form N-CSR.

III. MEETINGS

        The Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities and duties, including at least annually in connection with the issuance of the Fund's audited financial statements. Meetings of the Audit Committee shall be called and held, and the Audit Committee may act by written consent in lieu of a meeting, as provided in the Bylaws.

        The Audit Committee shall meet in separate executive sessions with management, the internal audit manager and the independent accountant to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

        The following are activities of the Audit Committee designed to promote the fulfillment of its functions as described in this Charter (these functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances):

DOCUMENTS/REPORTS REVIEW

1.
Review the Fund's annual and semi-annual financial statements released to the public, including any certification, report, opinion, or review rendered by the independent accountants, and the Fund's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of any such items with the SEC. Such review shall specifically include a discussion with management regarding:

(a)
All critical accounting estimates and judgments including how policies were chosen among alternatives, the methodology of applying those estimates and policies, and the assumptions made, and the impact of changes in, those policies, both qualitatively and quantitatively;

(b)
Any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Fund with unconsolidated entities or other persons,

    that may have a material current or future effect on the Fund's financial statements, financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses; and

  (c)
  All material related-party transactions.

2.
Discuss the Fund's audited financial statements with representatives of the Fund's management.

3.
Semi-annually, in connection with the preparation of each periodic report of the Fund, review management's disclosures to the Audit Committee and the contents of each certification filed or furnished by the Fund's principal executive officer and/or principal financial officer with such report. This review shall include a discussion with the principal executive officer and the principal financial officer of material weaknesses and significant deficiencies in the design or operation of disclosure controls and procedures and internal control over financial reporting which could adversely affect the Fund's ability to record, process, summarize and report financial data, and any fraud (without regard to materiality) involving management or employees with a significant role in the Fund's internal control over financial reporting.

INDEPENDENT ACCOUNTANTS

4.
Possess the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountant; and determine the appropriate funding for payment of compensation (a) to the independent accountant for the purpose of rendering or issuing an audit report; and (b) to any advisors employed by the Audit Committee to carry out its duties.

5.
At least annually, obtain and review a report by the independent accountant describing: (a) the firm's internal quality-control procedures; and (b) any material issues raised by (1) the most recent internal quality-control review, or peer review, of the firm, or (2) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

6.
At least annually, evaluate the independence of the independent accountant by:

(a)
Obtaining from and discussing with the independent accountant a formal written statement delineating all relationships between the independent accountant and the Fund (consistent with Independence Standards Board Standard No. 1) and their impact on the independent accountant's independence;

(b)
Reviewing and evaluating the lead partner of the independent accountant;

(c)
Considering whether there should be a rotation of the audit firm in order to ensure auditor independence; and

(d)
Confirming that no partner of the independent accountant on the audit engagement team has performed audit services for the Fund for longer than the time period permitted by SEC rules and regulations;

        and present its conclusions to the Board of Trustees.

7.
Periodically consult with the independent accountants out of the presence of management with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices).

FINANCIAL REPORTING PROCESS

8.
Discuss the Fund's financial statements with representatives of the Fund's management.

9.
In connection with the financial statements contained in the Fund's periodic filings with the SEC, require the independent accountant and a representative of the Fund's financial management to inform the Audit Committee (either as a committee or through the Chair, representing the Audit Committee) about:

(a)
All critical accounting policies and practices, alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including their ramifications, and the independent accountant's preferred treatment;

(b)
Significant new accounting practices and principles;

(c)
Significant management judgments and accounting estimates and their appropriateness;

(d)
Audit adjustments and unadjusted differences;

(e)
Disagreements with management;

(f)
Other information in documents containing the financial statements;

(g)
Material written communications between the independent accountant or its firm and management, such as any management letter or schedule of unadjusted differences; and

(h)
Other matters from time to time specified in Statement of Accounting Standards No. 61 (or any successor standard thereto).

  Such discussion shall occur prior to the issuance by the independent accountants of reports on the financial statements.

10.
Consider and make recommendations to the Board of Trustees concerning major changes to the Fund's auditing and accounting principles and practices as suggested by the independent accountants or management.

PROCESS IMPROVEMENT

11.
At least quarterly, meet separately with management, the internal auditing staff, and the independent accountant. The Audit Committee shall also periodically review (a) major issues regarding accounting principles and practices and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles and practices, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent accountant setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

12.
Regularly review with the independent accountant:

(a)
Any problems or difficulties encountered in the course of the audit work, including any restrictions or changes on the scope of the activities or access to requested information, and the Fund's response;

(b)
Any significant disagreements with management;

(c)
Any material changes required by either management or the independent accountant in the planned scope of the internal audit; and

(d)
The internal audit department responsibilities, budget and staffing.

13.
Periodically, meet with management to review the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, and to discuss guidelines and policies to govern the process by which risk assessment and management is undertaken.

14.
Periodically, meet with management, the independent accountant and the internal audit manager. Such meetings shall include, as appropriate, a review of any legal, regulatory or compliance matters (including any material reports or inquiries received from regulators or governmental agencies) or accounting initiatives that could have a significant impact on the Fund's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board or other regulatory authorities with relevant jurisdiction.

15.
Review any disclosure concerning the Audit Committee or its membership required to be included in the Fund's filings with the SEC or AMEX.

APPROVAL OF AUDIT SERVICES

16.
Approve all audit and non-audit services prior to the appointment or engagement of the independent accountant to provide such services to the Fund, which approvals may be under policies and procedures set forth in advance by the Audit Committee.

17.
Approve prior to the appointment or engagement of the independent accountant to provide non-audit services to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

18.
Consider whether the non-audit services provided by the Fund's accountant to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not approved by the Audit Committee prior to the appointment or engagement of the independent accountant to provide such services, are compatible with maintaining the accountant's independence.

19.
The Audit Committee may delegate to one or more members the authority to grant the approvals required by the preceding three paragraphs. The decisions of any member to whom authority is delegated to approve an activity under this paragraph shall be presented to the full Audit Committee at its next regularly scheduled meeting.

20.
Review and evaluate the controls applied by the independent accountants and any measures taken by management to assure that all audit and non-audit services requiring approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

21.
Review the plan for and scope of the annual audit and any special audits.

22.
Periodically review status reports on progress in accomplishing the plan for the annual audit and any special audits.

INTERNAL AUDIT FUNCTION

23.
Review and approve the annual internal audit plan showing the scope and timing of each internal audit activity.

24.
Periodically meet with the Internal Audit Manager to review the results of internal audits and the status of accomplishing the internal audit plan.

REPORTS OF THE AUDIT COMMITTEE

25.
Prepare any reports required to be prepared by the Audit Committee under the rules of the SEC or the AMEX.

26.
The Audit Committee's policies and procedures for approvals of audit and non-audit services and any waivers of approvals shall be disclosed in, or included with, the Fund's annual report filed with the SEC.

OTHER DUTIES

27.
Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submissions by employees of (1) the Fund and (2) the Fund's investment advisor, administrator, principal underwriter, or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

28.
The Audit Committee hereby establishes a policy that the Fund may not hire employees or former employees of the independent accountant if their status as employees would cause an independent trustee to cease being an independent trustee under AMEX listing standards or SEC rules and regulations or would cause the independent accountant to cease being independent under applicable SEC rules and regulations or GAAP.

29.
Report regularly to the Board of Trustees. The Audit Committee shall discuss with the full Board of Trustees any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Fund's independent accountant, or the performance of the internal audit function.

30.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

31.
Annually review the Committee's own performance.

32.
Perform any other activities consistent with this Charter, the Fund's charter and by-laws and governing law as the Audit Committee or the Board of Trustees deems necessary or appropriate.

V. GENERAL PROVISIONS

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare the Fund's financial statements, to plan or conduct audits of those financial statements, or to determine that those financial statements are complete and accurate and in accordance with GAAP. This is the responsibility of the Fund's management and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws and regulations.

        The Audit Committee is by this Charter delegated the powers of the Board of Trustees necessary to carry out its purposes, responsibilities and duties provided in this Charter or reasonably related to those purposes, responsibilities and duties.

        The Audit Committee may form and delegate authority to subcommittees of one or more members when appropriate. Any subcommittee shall be subject to this Charter. The decisions of any subcommittees to which authority is delegated under this paragraph shall be presented to the full Audit Committee at its next regularly scheduled meeting.

        This Charter, as amended, was adopted by the Board of Trustees of RMR Real Estate Fund at a meeting held on December 5, 2003; by the Board of Trustees of RMR Hospitality and Real Estate Fund at a meeting held on April 2, 2004; and by the Board of Trustees of RMR F.I.R.E. Fund at a meeting held on September 22, 2004.

RMR REAL ESTATE FUND
RMR HOSPITALITY AND REAL ESTATE FUND
RMR F.I.R.E. FUND
400 Centre Street, Newton, Massachusetts 02458

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

        The undersigned shareholder of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, and/or RMR F.I.R.E. Fund (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, hereby appoints Thomas M. O'Brien, Gerard M. Martin and Barry M. Portnoy, or any of them (the "Proxies"), as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held at the Funds' offices at 400 Centre Street, Newton, Massachusetts on Wednesday, May 11, 2005, at 10:00 a.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s). The undersigned hereby acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement and revokes any proxy heretofore given with respect to the meeting(s).

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO PROPOSAL 1, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEE FOR TRUSTEE. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN FOR PROPOSAL 2, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

HAS YOUR ADDRESS CHANGED? (if so, please provide your new address)	DO YOU HAVE ANY COMMENTS?

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

RMR REAL ESTATE FUND

1.	Election of Trustee in Class I: Nominee: John L. Harrington
	FOR NOMINEE	☐	☐	WITHHOLD
2.	Approval of new investment advisory agreement:				3.	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
	FOR	☐	☐	WITHHOLD
	AGAINST	☐
Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

RMR HOSPITALITY AND REAL ESTATE FUND

1.	Election of Trustee in Class I: Nominee: John L. Harrington
	FOR NOMINEE	☐	☐	WITHHOLD
2.	Approval of new investment advisory agreement:				3.	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
	FOR	☐	☐	WITHHOLD
	AGAINST	☐
Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

RMR F.I.R.E FUND

1.	Election of Trustee in Class I: Nominee: John L. Harrington
	FOR NOMINEE	☐	☐	WITHHOLD
2.	Approval of new investment advisory agreement:				3.	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
	FOR	☐	☐	WITHHOLD
	AGAINST	☐
Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

QuickLinks

TRUSTEES OF THE FUNDS
COMPENSATION OF TRUSTEES
BOARD COMMITTEES
COMMUNICATIONS WITH TRUSTEES
SELECTION OF CANDIDATES FOR TRUSTEES; SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS
OFFICERS OF THE FUNDS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUNDS' ADVISOR AND ADMINISTRATOR
DIRECTORS AND OFFICERS OF THE ADVISOR
AUDIT COMMITTEE REPORT
AUDITORS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
EXPENSES OF PROXY SOLICITATION
OTHER MATTERS
APPENDIX A
APPENDIX B